UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2006

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Sepulveda Blvd., Suite 1050, El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 606-4700

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 4, 2006, Jeffrey A. Cozad tendered his resignation as a director of the Company effective immediately. Mr. Cozad’s resignation was not the result of disagreement on any matter relating to the Company’s operations, policies or practices. At the time of his resignation, Mr. Cozad was a member of the Compensation Committee of the Company’s board of directors.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 10, 2006	CB RICHARD ELLIS GROUP, INC.

	By:	/s/ KENNETH J. KAY
Kenneth J. Kay Chief Financial Officer

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